UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGRWX

The Putnam Fund for Growth and Income

Annual report
10|31|10

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	44

Shareholder meeting results	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing capital growth for over 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors had been urging Putnam to introduce a stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear markets of 2000–2002 and 2007–2009.

True to its roots, the fund continues to focus on long-term growth opportunities among large companies, with appropriate attention to managing downside risk.

Consider these risks before investing: The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Robert Ewing

How did The Putnam Fund for Growth and Income perform for the annual period, ending October 31, 2010?

We’re pleased to have delivered solid double-digit returns for our investors in the period. Our return of 13.65% lagged the 15.71% return of our benchmark, the Russell 1000 Value Index, while outperforming the average 12.76% return of our peer group, Lipper Large-Cap Value Funds. That performance versus our peers placed us solidly in the top third of our peer group. The fund’s dividend rate increased by 31.8%, from $0.022 cents to $0.029 cents per class A share as of September 2010. Several of the fund’s holdings, particularly in the financials sector, have continued to recover and have increased their dividend rates. All told, we were pleased, but not satisfied, with the performance for the year. We are always striving to improve performance for our investors.

What contributed to the fund’s performing in the top third of its Lipper peer group?

Stock selection was the number one driver of performance versus our peers. At Putnam, we take pride in our stock selection capabilities, with which we feel we can provide an advantage to investors. With a research team of over 70 individuals, we work to generate a greater number of investment ideas and, ultimately, “out-analyze” our peers. And, because we are rigorously fundamental in our bottom-up investment approach, we believe our results are largely repeatable over time. To use a baseball analogy, we are not in search of that one home run that would force us to add risk. Instead, we use our research size and power to collect a lot of singles and doubles that can help us provide more consistent returns without adding significant risk for investors. And that’s exactly what happened over the course of the past 12 months.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

How would you describe the market environment during the period?

We really went through three distinct phases in the market. The first four months of the period were a continuation of the global economic recovery, with modest but sustainable economic growth that propelled stocks on a generally upward trend. In the middle of April, however, two unrelated developments altered the investing landscape: first, the Gulf of Mexico oil spill, which was problematic for the energy sector and, second, growing concern over the durability and sustainability of the global economic growth. The latter precipitated a great deal of talk over the next four months about a double-dip recession, contributing to a rise in market volatility. In the final four months of the year, however, we saw signs that global economic growth, while still relatively modest, was continuing on a recovery path. When you combined those recovery signs with the ongoing, pervasive political resolve to stimulate economic growth, stocks began to trend back up again in the last third of the period.

What strategies guided the portfolio during the period?

From a macro standpoint, we felt the most likely economic outcome was a continuation of modest global economic growth, which favored companies that have global exposure to that growth. This led us to maintain a pro-cyclical orientation throughout the past 12 months. By way of background, a pro-cyclical investment is one geared toward stocks that would benefit from continued global economic growth.

As for our bottom-up investment approach, we maintain a strict value discipline — that is, we look for stocks that may be priced below their actual value. Many of the value opportunities we found over the past 12 months centered on controversial areas where valuations may have been driven lower due to uncertain sector climates. One

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

such controversy can be linked to regulatory issues, notably health-care reform and financial regulation. As a result, health-care and financial stocks became noticeably inexpensive at different junctures during the year. Looking at the energy sector, the Gulf of Mexico oil spill caused a lot of controversy on the future of energy sources, which drove down stock prices. Health care, financials, and energy were three sectors — all hit by controversy — that were cornerstones of our investment approach for the year.

Can you highlight some stocks that contributed to the fund’s performance?

We were overweight Atmel Corp., a semiconductor stock that we felt had real product momentum in cell phone touchscreen displays. Our confidence was rewarded as the stock more than doubled during the period. A second holding that boosted returns, United Continental, the air carrier, is an example of a pro-cyclical investment that fit our strategy. United Continental has seen increased demand as a consequence of the modest global economic growth. Airlines, overall, have shown strong skills in keeping supply in line with demand by making adjustments to flight volumes, airplane capacity, and gate utilization, allowing them to control costs while passenger volume was down. Now, with the economy improving and demand increasing, airlines such as United Continental have realized a significant impact on their profitability. The fund also benefited from the overweight of Wyndham Worldwide, another pro-cyclical success story. Wyndham

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/10. Short-term holdings are excluded. Holdings will vary over time.

Worldwide manages and offers hotels and timeshares internationally, two areas that were beneficiaries of the economic recovery. Wyndham Worldwide has also done a terrific job repairing the balance sheet and generating very compelling cash flow.

Being underweight Exxon Mobil, the large integrated energy company, contributed to our performance versus the benchmark. Two factors led to our decision. First, while Exxon Mobil was not directly involved in the controversy surrounding the Gulf of Mexico oil spill, we felt the energy sector would be pressured across the board. Second, Exxon Mobil had one of the most demanding valuations in the sector at the start of the period since it is one of the premier companies in that space.

What were some holdings that detracted from performance?

Failure to own benchmark component Boeing, the aircraft manufacturer, hurt our relative performance during the year. We underestimated how much Boeing would benefit from the global economic recovery and how little investors cared that Boeing’s 787 aircraft was behind schedule in production. Owning a stock that was not in our benchmark, the for-profit education company Apollo Group, hurt our performance when more-than-expected political scrutiny hit the for-profit education industry. We were also hurt by holding Transocean, the provider of offshore drilling services, which was involved in the Gulf of Mexico oil spill, and whose stock lost value as the whole energy group fell.

What areas of the market have you been finding value in recently?

Health care and financials have continued to provide some value opportunities as a result of controversy surrounding new and renewed regulation. Within the global materials space, we have also found value in energy. Global materials stocks — of those companies that mine and sell materials such as steel and

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

copper — have become quite expensive as a whole, specifically in emerging markets. The energy sector, however, has not participated to the same degree. Finally, our single biggest overweight versus the benchmark recently has been technology stocks, where the mature companies have been very inexpensive. While the more mature technology companies may not receive the same cyclical benefit of some purer cyclical plays, we still believe they should be cyclical beneficiaries.

What is your outlook for the market?

We have just gone through the worst 10-year period of the stock market in the past 175 years. As an entry point, we believe the current equity market is attractive relative to other asset classes. Looking deeper into the market environment, earnings growth for the market overall has been pretty robust. Despite only modest economic growth, companies have been performing exceedingly well, generating a great deal of profits. We believe it’s highly likely that 2011 will be a record profit year for the market. With the market recently still 20% below its peak from three years ago, we believe it still has room to grow. As a result, we have maintained a constructive mindset that having a pro-cyclical orientation — one geared toward stocks that benefit from global economic growth — is the best place to be.

Thank you, Robert, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert Ewing is Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

U.S. corporate profits soared in the first 10 months of 2010, despite the slow economic recovery. Earnings rose 10.5% in the first quarter and 3.0% in the second quarter, and are on track for a positive third quarter. The profit picture is remarkable because it occurred during a period of decelerating growth, with the nation’s gross domestic product slowing to 1.7% in the second quarter. There are several factors behind the rosy profit picture. The recession forced many companies to cut costs, and this year’s slow growth environment has helped further reduce wage pressure. Corporate borrowing rates are also low. Although sluggish economic growth remains a threat to profits, the consensus estimate for S&P 500 companies is for near-record earnings in 2011.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.89%	10.77%	9.88%	9.88%	10.06%	10.06%	10.16%	10.09%	10.61%	10.98%

10 years	2.62	–3.29	–4.81	–4.81	–4.82	–4.82	–2.38	–5.79	0.15	5.19
Annual average	0.26	–0.33	–0.49	–0.49	–0.49	–0.49	–0.24	–0.59	0.01	0.51

5 years	–5.63	–11.03	–9.09	–10.38	–9.08	–9.08	–7.95	–11.17	–6.72	–4.46
Annual average	–1.15	–2.31	–1.89	–2.17	–1.89	–1.89	–1.64	–2.34	–1.38	–0.91

3 years	–23.23	–27.66	–24.94	–26.80	–24.91	–24.91	–24.37	–27.01	–23.78	–22.68
Annual average	–8.43	–10.23	–9.12	–9.88	–9.11	–9.11	–8.89	–9.96	–8.65	–8.22

1 year	13.65	7.12	12.85	7.85	12.88	11.88	13.09	9.15	13.45	13.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

Performance benefited from receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/10

		Lipper Large-Cap Value Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	—†

10 years	29.83%	23.75%
Annual average	2.64	2.05

5 years	3.15	1.41
Annual average	0.62	0.22

3 years	–23.37	–23.00
Annual average	–8.49	–8.41

1 year	15.71	12.76

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/10, there were 474, 432, 373, and 192 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 10/31/00 to 10/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $9,519 and $9,518, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,421 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,015 and $10,519, respectively.

Fund price and distribution information For the 12-month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	5		4	4	5		5	5

Income	$0.107		$0.017	$0.019	$0.046		$0.078	$0.136

Capital gains	—		—	—	—		—	—

Total	$0.107		$0.017	$0.019	$0.046		$0.078	$0.136

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$11.15	$11.83	$10.95	$11.10	$11.06	$11.46	$11.09	$11.17

10/31/10	12.56	13.33	12.34	12.51	12.46	12.91	12.50	12.59

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	0.92%	0.87%	0.19%	0.22%	0.45%	0.43%	0.70%	1.14%

Current 30-day SEC yield [2]	N/A	0.85%	0.16%	0.16%	N/A	0.40%	0.66%	1.15%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.85%	10.73%	9.84%	9.84%	10.02%	10.02%	10.12%	10.05%	10.57%	10.94%

10 years	3.53	–2.44	–4.07	–4.07	–4.02	–4.02	–1.57	–5.02	0.92	6.09
Annual average	0.35	–0.25	–0.41	–0.41	–0.41	–0.41	–0.16	–0.51	0.09	0.59

5 years	–9.91	–15.10	–13.33	–14.56	–13.27	–13.27	–12.21	–15.27	–11.09	–8.87
Annual average	–2.07	–3.22	–2.82	–3.10	–2.81	–2.81	–2.57	–3.26	–2.32	–1.84

3 years	–25.80	–30.08	–27.53	–29.32	–27.50	–27.50	–26.95	–29.52	–26.40	–25.28
Annual average	–9.47	–11.24	–10.18	–10.92	–10.16	–10.16	–9.94	–11.01	–9.71	–9.26

1 year	7.39	1.23	6.53	1.53	6.54	5.54	6.81	3.11	7.08	7.64

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/09*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 10/31/10†	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects expenses under a new management contract and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in The Putnam Fund for Growth and Income from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.75	$9.48	$9.48	$8.24	$6.99	$4.50

Ending value (after expenses)	$983.20	$979.90	$980.20	$981.20	$981.80	$984.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.85	$9.65	$9.65	$8.39	$7.12	$4.58

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,020.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 2nd quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fifth quartile the worst-performing funds):

One-year period	1st

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 523, 461 and 394 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s fourth quartile performance for each of the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance. The Trustees also considered the actions taken by Putnam Management intended to improve performance, including the following actions:

• Hiring a new chief investment officer to oversee the investment division.

• Increasing accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. In November 2008, a new portfolio manager assumed sole responsibility for managing the fund’s investments. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarifying its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthening its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigning the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’

Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2010

The fund’s portfolio 10/31/10

COMMON STOCKS (98.2%)*	Shares	Value

Aerospace and defense (4.0%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR (Brazil)	471,220	$13,594,697

Goodrich Corp.	331,100	27,173,377

L-3 Communications Holdings, Inc.	297,700	21,490,963

Northrop Grumman Corp.	641,600	40,555,536

Precision Castparts Corp.	79,600	10,871,768

Raytheon Co.	728,500	33,569,280

United Technologies Corp.	694,800	51,950,196

		199,205,817
Automotive (0.1%)
Dongfeng Motor Group Co., Ltd. (China)	2,798,000	6,131,728

		6,131,728
Banking (11.8%)
Bank of America Corp.	9,395,494	107,484,451

Bank of New York Mellon Corp. (The)	1,736,600	43,519,196

Barclays PLC (United Kingdom)	2,033,132	8,943,097

BNP Paribas SA (France)	103,252	7,539,820

Citigroup, Inc. †	13,579,600	56,626,932

JPMorgan Chase & Co.	3,872,582	145,725,261

PNC Financial Services Group, Inc.	400,900	21,608,510

State Street Corp.	1,038,000	43,346,880

SunTrust Banks, Inc.	375,775	9,401,891

U.S. Bancorp	900,900	21,783,762

Wells Fargo & Co.	4,301,479	112,182,572

Wilmington Trust Corp.	325,600	2,315,016

		580,477,388
Beverage (1.3%)
Coca-Cola Co. (The)	495,100	30,359,532

Coca-Cola Enterprises, Inc.	649,600	15,596,896

PepsiCo, Inc.	253,500	16,553,550

		62,509,978
Biotechnology (0.7%)
Amgen, Inc. †	299,700	17,139,843

Genzyme Corp. †	255,100	18,400,363

		35,540,206
Broadcasting (0.6%)
DISH Network Corp. Class A	1,452,800	28,852,608

		28,852,608
Building materials (0.1%)
Masco Corp.	498,900	5,318,274

		5,318,274
Cable television (2.1%)
Comcast Corp. Class A	2,475,100	50,937,558

DIRECTV Class A †	766,025	33,291,447

Time Warner Cable, Inc.	352,180	20,380,657

		104,609,662
Chemicals (1.6%)
CF Industries Holdings, Inc.	63,800	7,817,414

Dow Chemical Co. (The) S	1,004,292	30,962,322

E.I. du Pont de Nemours & Co.	828,800	39,185,664

		77,965,400

COMMON STOCKS (98.2%)* cont.	Shares	Value

Combined utilities (0.2%)
El Paso Corp.	790,300	$10,479,378

		10,479,378
Commercial and consumer services (0.2%)
Alliance Data Systems Corp. † S	181,500	11,020,680

		11,020,680
Communications equipment (2.1%)
Cisco Systems, Inc. †	1,967,457	44,917,043

Harris Corp.	322,400	14,569,256

Motorola, Inc. †	1,216,900	9,917,735

Nokia Corp. ADR (Finland) S	875,000	9,345,000

Qualcomm, Inc.	591,500	26,694,395

		105,443,429
Computers (1.9%)
Hewlett-Packard Co.	1,595,500	67,106,730

IBM Corp.	131,400	18,869,040

Seagate Technology † S	646,700	9,474,155

		95,449,925
Conglomerates (2.9%)
General Electric Co.	6,264,220	100,352,804

SPX Corp.	48,113	3,226,458

Tyco International, Ltd.	966,042	36,980,088

		140,559,350
Consumer finance (0.3%)
Discover Financial Services	926,900	16,359,785

		16,359,785
Consumer goods (1.7%)
Colgate-Palmolive Co.	97,800	7,542,336

Estee Lauder Cos., Inc. (The) Class A	76,411	5,438,171

Kimberly-Clark Corp.	148,700	9,418,658

Newell Rubbermaid, Inc.	1,090,300	19,243,795

Procter & Gamble Co. (The)	624,200	39,680,394

		81,323,354
Consumer services (0.7%)
Avis Budget Group, Inc. † S	1,541,400	17,895,654

Hertz Global Holdings, Inc. † S	1,632,600	18,481,032

		36,376,686
Electric utilities (4.3%)
AES Corp. (The) †	1,612,500	19,253,250

Ameren Corp.	770,400	22,326,192

American Electric Power Co., Inc.	894,048	33,473,157

CMS Energy Corp. S	513,700	9,441,806

Edison International	727,700	26,852,130

Entergy Corp.	266,215	19,841,004

Exelon Corp.	177,123	7,230,161

Great Plains Energy, Inc.	811,841	15,449,334

NV Energy, Inc.	390,800	5,338,328

PG&E Corp.	822,600	39,336,732

PPL Corp.	403,200	10,846,080

		209,388,174

COMMON STOCKS (98.2%)* cont.	Shares	Value

Electrical equipment (0.9%)
Emerson Electric Co.	763,400	$41,910,660

		41,910,660
Electronics (2.0%)
Elster Group SE ADR (Germany) †	374,200	5,575,580

Integrated Device Technology, Inc. †	1,320,441	7,777,397

Intel Corp.	1,138,000	22,839,660

Intersil Corp. Class A	532,300	6,967,807

Jabil Circuit, Inc.	703,500	10,791,690

Marvell Technology Group, Ltd. †	431,800	8,338,058

MEMC Electronic Materials, Inc. †	1,080,003	13,845,638

Texas Instruments, Inc.	689,000	20,373,730

		96,509,560
Energy (oil field) (3.1%)
Halliburton Co.	500,500	15,945,930

Helix Energy Solutions Group, Inc. †	842,700	10,693,863

National Oilwell Varco, Inc.	552,500	29,702,400

Schlumberger, Ltd. S	728,839	50,938,558

Transocean, Ltd. (Switzerland) †	330,100	20,915,136

Weatherford International, Ltd. (Switzerland) †	1,349,778	22,689,768

		150,885,655
Energy (other) (0.3%)
First Solar, Inc. † S	101,900	14,029,592

		14,029,592
Engineering and construction (0.6%)
Fluor Corp.	413,500	19,926,565

Foster Wheeler AG (Switzerland) †	400,400	9,377,368

		29,303,933
Financial (0.2%)
KKR & Co. LP	949,377	12,038,100

		12,038,100
Food (0.7%)
Kraft Foods, Inc. Class A	1,060,062	34,208,201

		34,208,201
Forest products and packaging (0.2%)
International Paper Co.	451,900	11,424,032

		11,424,032
Health-care services (2.8%)
Aetna, Inc.	1,298,900	38,785,154

CIGNA Corp.	652,000	22,943,880

Coventry Health Care, Inc. †	191,124	4,476,124

Lincare Holdings, Inc. S	307,300	8,057,406

McKesson Corp.	188,800	12,457,024

Omnicare, Inc.	475,600	11,471,472

WellPoint, Inc. †	689,800	37,483,732

		135,674,792
Homebuilding (0.4%)
D.R. Horton, Inc.	797,200	8,322,768

Toll Brothers, Inc. †	696,600	12,497,004

		20,819,772
Industrial (0.1%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	524,132	6,158,551

		6,158,551

COMMON STOCKS (98.2%)* cont.	Shares	Value

Insurance (6.7%)
ACE, Ltd.	651,500	$38,712,130

Aflac, Inc.	809,900	45,265,311

Allstate Corp. (The)	1,515,600	46,210,644

Assured Guaranty, Ltd. (Bermuda)	695,880	13,256,514

Chubb Corp. (The)	551,375	31,990,778

Everest Re Group, Ltd.	338,020	28,488,326

Hartford Financial Services Group, Inc. (The)	1,219,800	29,250,804

Marsh & McLennan Cos., Inc.	404,700	10,109,406

MetLife, Inc.	838,200	33,804,606

Prudential Financial, Inc.	321,500	16,904,470

Travelers Cos., Inc. (The)	336,800	18,591,360

XL Group PLC S	731,600	15,473,340

		328,057,689
Investment banking/Brokerage (1.5%)
Goldman Sachs Group, Inc. (The)	311,393	50,118,703

Morgan Stanley	961,100	23,902,557

		74,021,260
Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	851,380	24,477,175

		24,477,175
Machinery (1.3%)
Bucyrus International, Inc. Class A	307,200	20,938,752

Lonking Holdings, Ltd. (China)	20,114,000	10,819,169

Parker Hannifin Corp.	453,600	34,723,080

		66,481,001
Manufacturing (0.6%)
Ingersoll-Rand PLC	750,600	29,506,086

		29,506,086
Media (2.1%)
Interpublic Group of Companies, Inc. (The) †	759,400	7,859,790

Time Warner, Inc.	1,631,800	53,049,818

Viacom, Inc. Class B	579,400	22,359,046

Walt Disney Co. (The) S	566,600	20,459,926

		103,728,580
Medical technology (3.0%)
Baxter International, Inc.	989,900	50,385,910

Boston Scientific Corp. †	3,276,687	20,905,263

Covidien PLC (Ireland)	732,772	29,215,620

Hospira, Inc. †	128,300	7,631,284

Medtronic, Inc.	1,068,300	37,614,843

		145,752,920
Metals (2.2%)
Alcoa, Inc.	1,487,400	19,529,562

Freeport-McMoRan Copper & Gold, Inc. Class B	311,719	29,513,555

Newmont Mining Corp.	152,400	9,276,588

Nucor Corp. S	494,300	18,892,146

Steel Dynamics, Inc.	809,100	11,748,132

U.S. Steel Corp. S	426,266	18,239,922

		107,199,905

COMMON STOCKS (98.2%)* cont.	Shares	Value

Oil and gas (10.8%)
Apache Corp.	549,922	$55,553,120

BP PLC ADR (United Kingdom)	454,800	18,569,484

Chevron Corp.	1,693,300	139,883,513

ConocoPhillips	469,500	27,888,300

EOG Resources, Inc.	288,300	27,596,076

Exxon Mobil Corp.	1,911,492	127,056,873

Nexen, Inc. (Canada)	666,000	14,179,140

Occidental Petroleum Corp.	772,414	60,734,913

Petrohawk Energy Corp. †	909,300	15,467,193

QEP Resources, Inc.	311,200	10,278,936

Royal Dutch Shell PLC ADR (United Kingdom) S	173,200	11,245,876

Total SA ADR (France)	416,100	22,669,128

		531,122,552
Pharmaceuticals (5.9%)
Abbott Laboratories	741,200	38,038,384

Johnson & Johnson	635,300	40,449,551

Merck & Co., Inc.	1,847,491	67,026,973

Pfizer, Inc.	8,385,345	145,905,003

		291,419,911
Publishing (0.4%)
R. R. Donnelley & Sons Co.	976,900	18,023,805

		18,023,805
Real estate (0.2%)
Chimera Investment Corp. R	2,644,100	10,840,810

		10,840,810
Regional Bells (4.3%)
AT&T, Inc.	3,307,900	94,275,150

Verizon Communications, Inc.	3,565,559	115,773,701

		210,048,851
Restaurants (0.3%)
Domino’s Pizza, Inc. † S	494,121	7,332,756

McDonald’s Corp. S	100,700	7,831,439

		15,164,195
Retail (4.3%)
Bed Bath & Beyond, Inc. †	343,500	15,079,650

CVS Caremark Corp.	1,551,000	46,716,120

Home Depot, Inc. (The)	430,650	13,298,472

Lowe’s Cos., Inc.	1,436,500	30,640,545

Macy’s, Inc.	408,200	9,649,848

Nordstrom, Inc.	299,500	11,533,745

Office Depot, Inc. †	2,408,900	10,815,961

Staples, Inc.	363,300	7,436,751

SUPERVALU, Inc.	887,200	9,572,888

Target Corp.	371,900	19,316,486

Wal-Mart Stores, Inc.	684,900	37,101,033

		211,161,499
Schools (0.3%)
Apollo Group, Inc. Class A †	415,000	15,554,200

		15,554,200

COMMON STOCKS (98.2%)* cont.	Shares	Value

Semiconductor (1.5%)
Atmel Corp. †	1,159,979	$10,277,414

FormFactor, Inc. †	513,505	4,996,404

KLA-Tencor Corp.	635,800	22,710,776

Lam Research Corp. †	434,600	19,900,334

Novellus Systems, Inc. †	472,639	13,805,785

		71,690,713
Shipping (0.1%)
Nordic American Tanker Shipping (Bermuda) S	179,100	4,661,973

		4,661,973
Software (2.1%)
CA, Inc.	920,200	21,357,842

Electronic Arts, Inc. †	703,500	11,150,475

Microsoft Corp.	1,780,100	47,421,864

Oracle Corp.	857,400	25,207,560

		105,137,741
Technology services (0.1%)
Unisys Corp. †	316,812	7,302,517

		7,302,517
Telecommunications (0.6%)
Sprint Nextel Corp. † S	1,763,000	7,263,560

Vodafone Group PLC ADR (United Kingdom) S	748,800	20,599,488

		27,863,048
Textiles (0.5%)
Hanesbrands, Inc. †	918,200	22,771,360

		22,771,360
Tobacco (0.9%)
Philip Morris International, Inc.	751,000	43,933,500

		43,933,500
Waste Management (0.1%)
Republic Services, Inc.	237,700	7,085,837

		7,085,837

Total common stocks (cost $4,248,336,903)		$4,832,981,798

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$6,750,000	$11,740,275

Total convertible bonds and notes (cost $6,763,063)		$11,740,275

SHORT-TERM INVESTMENTS (4.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	172,479,909	$172,479,909

Putnam Money Market Liquidity Fund 0.16% [e]	63,417,640	63,417,640

Total short-term investments (cost $235,897,549)		$235,897,549

TOTAL INVESTMENTS

Total investments (cost $4,490,997,515)		$5,080,619,622

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $4,920,438,372.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$196,589,337	$—	$—

Capital goods	368,832,716	10,819,169	—

Communication services	342,521,561	—	—

Conglomerates	140,559,350	—	—

Consumer cyclicals	389,884,745	6,131,728	—

Consumer staples	345,359,122	—	—

Energy	696,037,799	—	—

Financials	1,021,795,032	—	—

Health care	608,387,829	—	—

Technology	481,533,885	—	—

Transportation	4,661,973	—	—

Utilities and power	219,867,552	—	—

Total common stocks	4,816,030,901	16,950,897	—

Convertible bonds and notes	—	11,740,275	—

Short-term investments	63,417,640	172,479,909	—

Totals by level	$4,879,448,541	$201,171,081	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10

ASSETS

Investment in securities, at value, including $168,181,282 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,255,099,966)	$4,844,722,073
Affiliated issuers (identified cost $235,897,549) (Notes 1 and 5)	235,897,549

Dividends, interest and other receivables	7,725,084

Receivable for shares of the fund sold	526,085

Receivable for investments sold	89,415,700

Total assets	5,178,286,491

LIABILITIES

Payable for investments purchased	72,196,709

Payable for shares of the fund repurchased	6,430,566

Payable for compensation of Manager (Note 2)	2,018,475

Payable for investor servicing fees (Note 2)	1,370,459

Payable for custodian fees (Note 2)	29,614

Payable for Trustee compensation and expenses (Note 2)	1,564,944

Payable for administrative services (Note 2)	18,244

Payable for distribution fees (Note 2)	1,175,007

Collateral on securities loaned, at value (Note 1)	172,479,909

Other accrued expenses	564,192

Total liabilities	257,848,119

Net assets	$4,920,438,372

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,126,053,600

Undistributed net investment income (Note 1)	4,794,586

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,800,032,036)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	589,622,222

Total — Representing net assets applicable to capital shares outstanding	$4,920,438,372

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,607,804,513 divided by 366,796,187 shares)	$12.56

Offering price per class A share (100/94.25 of $12.56)*	$13.33

Net asset value and offering price per class B share ($159,231,379 divided by 12,908,317 shares)**	$12.34

Net asset value and offering price per class C share ($37,263,949 divided by 2,978,850 shares)**	$12.51

Net asset value and redemption price per class M share ($38,208,606 divided by 3,066,383 shares)	$12.46

Offering price per class M share (100/96.50 of $12.46)*	$12.91

Net asset value, offering price and redemption price per class R share
($3,554,028 divided by 284,436 shares)	$12.50

Net asset value, offering price and redemption price per class Y share
($74,375,897 divided by 5,907,176 shares)	$12.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $357,380)	$107,269,174

Interest (including interest income of $112,648
from investments in affiliated issuers) (Note 5)	389,525

Securities lending (including interest income of $65,772
from investments in affiliated issuers) (Note 1)	787,128

Total investment income	108,445,827

EXPENSES

Compensation of Manager (Note 2)	24,517,057

Investor servicing fees (Note 2)	18,774,071

Custodian fees (Note 2)	50,302

Trustee compensation and expenses (Note 2)	364,420

Administrative services (Note 2)	230,939

Distribution fees — Class A (Note 2)	11,793,027

Distribution fees — Class B (Note 2)	1,928,417

Distribution fees — Class C (Note 2)	381,113

Distribution fees — Class M (Note 2)	295,522

Distribution fees — Class R (Note 2)	18,047

Other	1,984,749

Total expenses	60,337,664

Expense reduction (Note 2)	(440,885)

Net expenses	59,896,779

Net investment income	48,549,048

Net realized gain on investments (Notes 1 and 3)	598,475,093

Net realized gain on foreign currency transactions (Note 1)	26,728

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	115

Net unrealized appreciation of investments during the year	6,057,015

Net gain on investments	604,558,951

Net increase in net assets resulting from operations	$653,107,999

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/10	Year ended 10/31/09

Operations:
Net investment income	$48,549,048	$71,886,451

Net realized gain (loss) on investments
and foreign currency transactions	598,501,821	(1,479,900,173)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	6,057,130	1,876,213,983

Net increase in net assets resulting from operations	653,107,999	468,200,261

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(42,070,446)	(90,145,820)

Class B	(289,073)	(3,663,949)

Class C	(60,815)	(453,407)

Class M	(152,508)	(562,791)

Class R	(23,655)	(54,302)

Class Y	(883,336)	(5,391,607)

From return of capital

Class A	—	(323,833)

Class B	—	(13,162)

Class C	—	(1,629)

Class M	—	(2,022)

Class R	—	(195)

Class Y	—	(19,368)

Increase in capital from settlement payments	—	36,043

Redemption fees (Note 1)	1,794	4,752

Decrease from capital share transactions (Notes 4 and 7)	(707,190,960)	(1,154,002,468)

Total decrease in net assets	(97,561,000)	(786,393,497)

NET ASSETS

Beginning of year	5,017,999,372	5,804,392,869

End of year (including undistributed net investment income
of $4,794,586 and $—, respectively)	$4,920,438,372	$5,017,999,372

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [e]	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
October 31, 2010	$11.15	.12	1.40	1.52	(.11)	—	—	(.11)	—	—	$12.56	13.65	$4,607,805	1.16	.99	47.73
October 31, 2009	10.09	.15	1.11 [h,i]	1.26	(.20)	—	— [e]	(.20)	—	— [e,f]	11.15	12.99 [h,i]	4,631,517	1.21 [d]	1.52 [d]	57.42
October 31, 2008	20.26	.24	(7.27)	(7.03)	(.31)	(2.83)	—	(3.14)	—	—	10.09	(40.22)	4,754,294	1.00 [d]	1.71 [d]	34.50
October 31, 2007	21.72	.23	1.09	1.32	(.20)	(2.58)	—	(2.78)	—	—	20.26	6.47	10,937,114	.92 [d]	1.14 [d]	57.06
October 31, 2006	19.42	.25 [g]	2.69	2.94	(.24)	(.40)	—	(.64)	—	—	21.72	15.46 [g]	11,854,129	.87 [d,g]	1.25 [d,g]	76.75

Class B
October 31, 2010	$10.95	.03	1.38	1.41	(.02)	—	—	(.02)	—	—	$12.34	12.85	$159,231	1.91	.27	47.73
October 31, 2009	9.91	.08	1.09 [h,i]	1.17	(.13)	—	— [e]	(.13)	—	— [e,f]	10.95	12.11 [h,i]	226,198	1.96 [d]	.85 [d]	57.42
October 31, 2008	19.94	.13	(7.14)	(7.01)	(.19)	(2.83)	—	(3.02)	—	—	9.91	(40.68)	319,813	1.75 [d]	.96 [d]	34.50
October 31, 2007	21.40	.08	1.07	1.15	(.03)	(2.58)	—	(2.61)	—	—	19.94	5.68	1,020,630	1.67 [d]	.40 [d]	57.06
October 31, 2006	19.13	.11 [g]	2.63	2.74	(.07)	(.40)	—	(.47)	—	—	21.40	14.61 [g]	1,624,208	1.62 [d,g]	.56 [d,g]	76.75

Class C
October 31, 2010	$11.10	.03	1.40	1.43	(.02)	—	—	(.02)	—	—	$12.51	12.88	$37,264	1.91	.24	47.73
October 31, 2009	10.05	.07	1.11 [h,i]	1.18	(.13)	—	— [e]	(.13)	—	— [e,f]	11.10	12.07 [h,i]	37,309	1.96 [d]	.76 [d]	57.42
October 31, 2008	20.17	.13	(7.23)	(7.10)	(.19)	(2.83)	—	(3.02)	—	—	10.05	(40.64)	36,166	1.75 [d]	.96 [d]	34.50
October 31, 2007	21.63	.08	1.08	1.16	(.04)	(2.58)	—	(2.62)	—	—	20.17	5.66	85,618	1.67 [d]	.39 [d]	57.06
October 31, 2006	19.34	.10 [g]	2.67	2.77	(.08)	(.40)	—	(.48)	—	—	21.63	14.60 [g]	94,553	1.62 [d,g]	.51 [d,g]	76.75

Class M
October 31, 2010	$11.06	.06	1.39	1.45	(.05)	—	—	(.05)	—	—	$12.46	13.09	$38,209	1.66	.49	47.73
October 31, 2009	10.01	.10	1.10 [h,i]	1.20	(.15)	—	— [e]	(.15)	—	— [e,f]	11.06	12.40 [h,i]	39,681	1.71 [d]	1.00 [d]	57.42
October 31, 2008	20.11	.17	(7.21)	(7.04)	(.23)	(2.83)	—	(3.06)	—	—	10.01	(40.50)	36,633	1.50 [d]	1.21 [d]	34.50
October 31, 2007	21.57	.13	1.08	1.21	(.09)	(2.58)	—	(2.67)	—	—	20.11	5.95	92,307	1.42 [d]	.64 [d]	57.06
October 31, 2006	19.29	.16 [g]	2.65	2.81	(.13)	(.40)	—	(.53)	—	—	21.57	14.86 [g]	108,911	1.37 [d,g]	.77 [d,g]	76.75

Class R
October 31, 2010	$11.09	.09	1.40	1.49	(.08)	—	—	(.08)	—	—	$12.50	13.45	$3,554	1.41	.74	47.73
October 31, 2009	10.04	.12	1.11 [h,i]	1.23	(.18)	—	— [e]	(.18)	—	— [e,f]	11.09	12.69 [h,i]	3,579	1.46 [d]	1.21 [d]	57.42
October 31, 2008	20.19	.20	(7.24)	(7.04)	(.28)	(2.83)	—	(3.11)	—	—	10.04	(40.38)	2,905	1.25 [d]	1.44 [d]	34.50
October 31, 2007	21.65	.18	1.09	1.27	(.15)	(2.58)	—	(2.73)	—	—	20.19	6.23	1,717	1.17 [d]	.87 [d]	57.06
October 31, 2006	19.36	.19 [g]	2.69	2.88	(.19)	(.40)	—	(.59)	—	—	21.65	15.20 [g]	1,278	1.12 [d,g]	.93 [d,g]	76.75

Class Y
October 31, 2010	$11.17	.15	1.41	1.56	(.14)	—	—	(.14)	—	—	$12.59	13.99	$74,376.91		1.24	47.73
October 31, 2009	10.12	.20	1.08 [h,i]	1.28	(.23)	—	— [e]	(.23)	—	— [e,f]	11.17	13.15 [h,i]	79,716	.96 [d]	2.37 [d]	57.42
October 31, 2008	20.31	.27	(7.28)	(7.01)	(.35)	(2.83)	—	(3.18)	—	—	10.12	(40.06)	654,582	.75 [d]	1.96 [d]	34.50
October 31, 2007	21.76	.29	1.09	1.38	(.25)	(2.58)	—	(2.83)	—	—	20.31	6.78	1,185,123	.67 [d]	1.39 [d]	57.06
October 31, 2006	19.46	.31 [g]	2.68	2.99	(.29)	(.40)	—	(.69)	—	—	21.76	15.72 [g]	1,318,906	.62 [d,g]	1.51 [d,g]	76.75

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.02%

October 31, 2008	<0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commissions (the SEC) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.51% for the year ended October 31, 2009.

i Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.07 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 0.71% for the year ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income, or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral

Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $168,181,282 and the fund received cash collateral of $172,479,909.

F) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $2,668,905,732 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$71,155,455	October 31, 2015

1,133,138,529	October 31, 2016

1,464,611,748	October 31, 2017

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and realized built-in losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $274,629 to decrease undistributed net investment income and $4,848,910 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $5,123,539.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$703,093,413
Unrealized depreciation	(244,597,610)

Net unrealized appreciation	458,495,803
Undistributed ordinary income	4,794,586
Capital loss carryforward	2,668,905,732
Cost for federal income tax purposes	$4,622,123,819

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.630% of the first $5 billion, 0.580% of the next $5 billion, 0.530% of the next $10 billion, 0.480% of the next $10 billion, 0.430% of the next $50 billion, 0.410% of the next $50 billion, 0.400% of the next $100 billion, and 0.395% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective February 28, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $10,340 under the expense offset arrangements and by $430,545 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,404, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $202,932 and $1,690 from the sale of class A and class M shares, respectively, and received $154,636 and $964 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $29 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,356,683,135 and $3,013,786,232, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	16,043,634	$190,061,320	20,488,512	$197,581,735

Shares issued in connection with
reinvestment of distributions	3,192,597	38,269,626	9,156,295	82,754,518

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	25,535,070	229,631,796

	19,236,231	228,330,946	55,179,877	509,968,049

Shares repurchased	(67,964,161)	(817,443,621)	(110,690,078)	(1,023,585,684)

Net decrease	(48,727,930)	$(589,112,675)	(55,510,201)	$(513,617,635)

	Year ended 10/31/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,001,668	$11,869,170	1,518,592	$14,076,664

Shares issued in connection with
reinvestment of distributions	23,574	279,503	408,005	3,551,105

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	1,966,764	17,387,567

	1,025,242	12,148,673	3,893,361	35,015,336

Shares repurchased	(8,783,016)	(104,417,795)	(15,489,381)	(141,563,304)

Net decrease	(7,757,774)	$(92,269,122)	(11,596,020)	$(106,547,968)

	Year ended 10/31/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	302,765	$3,624,546	278,158	$2,635,288

Shares issued in connection with
reinvestment of distributions	4,579	55,185	46,586	410,829

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	529,146	4,743,684

	307,344	3,679,731	853,890	7,789,801

Shares repurchased	(689,247)	(8,250,809)	(1,091,398)	(10,084,834)

Net decrease	(381,903)	$(4,571,078)	(237,508)	$(2,295,033)

	Year ended 10/31/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	106,444	$1,275,701	182,008	$1,697,179

Shares issued in connection with
reinvestment of distributions	12,091	144,349	60,545	536,233

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	1,038,002	9,264,376

	118,535	1,420,050	1,280,555	11,497,788

Shares repurchased	(641,316)	(7,631,163)	(1,350,902)	(12,245,496)

Net decrease	(522,781)	$(6,211,113)	(70,347)	$(747,708)

	Year ended 10/31/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	58,762	$702,138	91,765	$844,353

Shares issued in connection with
reinvestment of distributions	1,980	23,655	6,058	54,470

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	1,890	16,913

	60,742	725,793	99,713	915,736

Shares repurchased	(99,099)	$(1,185,068)	(66,175)	$(623,011)

Net increase (decrease)	(38,357)	$(459,275)	33,538	$292,725

	Year ended 10/31/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	791,780	$9,595,161	4,597,378	$42,251,173

Shares issued in connection with
reinvestment of distributions	72,036	864,547	603,015	5,405,640

Shares issued in connection with the
merger of Putnam Classic Equity Fund	—	—	276,772	2,494,381

	863,816	10,459,708	5,477,165	50,151,194

Shares repurchased	(2,093,111)	(25,027,405)	(63,027,570)	(581,238,043)

Net decrease	(1,229,295)	$(14,567,697)	(57,550,405)	$(531,086,849)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $112,648 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $924,300,395 and $947,088,430, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Acquisition of Putnam Classic Equity Fund

On December 26, 2008, the fund issued 25,535,070, 1,966,764, 529,146, 1,038,002, 1,890, and 276,772 class A, class B, class C, class M, class R and class Y shares, respectively, for 28,354,626, 2,136,827, 582,583, 1,143,728, 2,091, and 308,535 class A, class B, class C, class M, class R and class Y shares, respectively, of Putnam Classic Equity Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Classic Equity Fund on December 26, 2008, were $4,646,795,617 and $263,538,717, respectively. On December 26, 2008, Putnam Classic Equity Fund had distributions in excess of net investment income of $175,407, accumulated net realized loss of $158,000,178 and unrealized depreciation of $69,873,107. The aggregate net assets of the fund immediately following the acquisition were $4,910,334,334.

Information presented in the Statement of changes in net assets reflect only the operations of the Putnam Fund for Growth and Income.

The Putnam Classic Equity Fund’s November 30, 2008 shareholder report is available upon request.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2010, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $684,243 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	358,281,066	15,347,069

Jameson A. Baxter	358,744,364	14,883,771

Charles B. Curtis	358,319,641	15,308,494

Robert J. Darretta	358,636,964	14,991,171

Myra R. Drucker	358,596,906	15,031,229

John A. Hill	358,361,384	15,266,751

Paul L. Joskow	358,720,944	14,907,191

Elizabeth T. Kennan*	358,122,160	15,505,975

Kenneth R. Leibler	358,535,013	15,093,122

Robert E. Patterson	358,514,172	15,113,963

George Putnam, III	358,355,274	15,272,861

Robert L. Reynolds	358,857,679	14,770,456

W. Thomas Stephens	358,681,569	14,946,566

Richard B. Worley	358,736,322	14,891,813

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

240,006,077	10,137,066	10,441,744	113,043,248

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

240,840,665	9,039,957	10,704,265	113,043,248

A proposal to amend the fund’s agreement and declaration of trust with respect to redemption at the option of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

237,845,552	11,424,853	11,314,482	113,043,248

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
PricewaterhouseCoopers LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN022 264490 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$281,722	$--	$8,922	$6,791*
October 31, 2009	$319,215	$--	$8,812	$10,520*

* Includes fees of $6,791 and $10,520 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2010 and October 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 415,366 and $ 694,520 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ 243,601	$ -	$ -
October 31, 2009	$ -	$ 533,948	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010